The Guardian C + CSM Variable Annuity

Issued by

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

Prospectus supplement dated February 24, 2010 to the prospectus dated May 1, 2007.

The following supplemental information should be read in conjunction with:

The Prospectus dated May 1, 2007 for The Guardian C+C Variable Annuity, an individual flexible premium deferred variable annuity contract issued through The Guardian Separate Account F.

Except as set forth herein, all other provisions of the prospectus noted above shall remain unchanged.

Effective March 1, 2010 the Janus Aspen Series Growth and Income Portfolio (the “Fund”) will be closed to new investment.

Effective March 1, 2010, additional premium payments made under the contract cannot be allocated and contract value cannot be transferred into the subaccount investing in the Fund. Contract owners who are currently invested in the Fund may transfer contract value out of the Fund. A transfer of contract value out of the subaccount investing in the Fund will not be treated as a transfer for the purpose of determining how many transfers may be made in any contract year or how many may be made in any contract year without charge. Contract values remaining in the subaccount invested in the Fund will be transferred on or about April 28, 2010 to a subaccount investing in shares of the RS Money Market VIP Series.

THIS PROSPECTUS SUPPLEMENT MUST BE PRECEDED OR ACCOMPANIED BY THE MOST RECENT PROSPECTUS AVAILABLE FOR THE REFERENCED CONTRACT AND SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.